KONA GRILL®

kitchen • sushi • cocktails

December 2015
Investor Presentation




KONA GRILL
5973

Plano, Texas

Important Cautions Regarding Forward-Looking Statements

KONA GRILL
kitchen • sushi • cocktails

This presentation contains forward-looking statements. These statements relate to future events or expectations regarding our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the adverse impact if restaurant sales decrease, a decline in visitors to activity centers surrounding our restaurants, the limited history for evaluating our company; the effect of growth on our infrastructure, resources, and existing restaurants; our ability to expand our operations in both new and existing U.S. markets, and to support international franchise operations; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; negative publicity surrounding our restaurants or the consumption of our food products in general; the impact of foreign, federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

Who We Are…

KONA GRILL
kitchen • sushi • cocktails

- Emerging polished casual growth concept
  - Flavorful new American cuisine, award-winning sushi, significant bar business
  - Moderately priced **$25 avg. check** with **$4.4M avg. unit volumes and $625 sales per square foot**
- 36 locations across 19 states and Puerto Rico
  - Industry-leading unit economics
  - National portability and flexible real estate model
- Superior financial results
  - Top quartile restaurant operating margins
  - Strong SSS momentum – positive growth in 20 of last 21 quarters


KONA GRILL
San Juan, Puerto Rico





What Sets Us Apart?

KONA GRILL
kitchen • sushi • cocktails

Distinctive Atmosphere

- Main dining area, full-service bar, indoor/outdoor patio and sushi bar provide a choice of atmospheres and a variety of environments



Bar
30%
American Grill
46%
Sushi
24%

- 30% Alcohol mix has remained consistent since inception
- 90%+ of receipts contain food items

Diverse Menu Mix

- Broad menu offering appeals to a wide range of tastes, preferences and price points



Beer
8%
Wine
9%
Sushi
24%
Liquor
13%
Desserts 4%
Appetizers
10%
Entrees
14%
Soups &
Salads
7%
Flatbreads, Pasta, &
Sandwiches
11%

What Sets Us Apart? (continued)

Success Across Multiple Day-Parts

- Multitude of dining and social experiences for our guests leads to successful execution across 4 day-parts


Lunch
24%
Reverse Happy Hour
12%
Happy Hour
13%
Dinner
51%

Lunch: Open – 3PM
Happy Hour: 3PM – 5PM
Dinner: 5PM – 9PM
Reverse Happy Hour: 9PM – Close



Boise, Idaho

Sophisticated Polished Casual Dining Experience

KONA GRILL
kitchen • sushi • cocktails

Our freshly prepared food, attentive service and upscale contemporary ambiance create an exceptional yet affordable dining experience

- Scratch kitchen delivers exceptional flavors
- 40+ signature sauces & dressings
- Awarded ***"Best Sushi"*** in multiple markets
- Voted "***Best Happy Hour"*** in several cities
- Multiple menu choices for health-conscious guests
- Exhibition-style kitchen & sushi bar
- Indoor/outdoor design drives energy


KONA GRILL
kitchen • sushi • cocktails
Fort Worth, Texas

Exceptional Food Quality with Innovative Menu Selections

KONA GRILL
kitchen • sushi • cocktails

- Our **sophisticated and diverse menu** boasts a wide array of options for guests with all tastes
  - Freshly prepared, critically acclaimed sushi
  - Innovative American Grill fare
  - Comprehensive selection of cocktails
- Offers a **great value proposition with a $25 average check**

Award-Winning Sushi
24% of Sales


Salmon and Tuna Naruto Roll


Bama Roll


Picasso Roll

American Grill
46% of Sales


Macadamia Nut Chicken


Chili Lime Shrimp Salad


Hawaiian Ribeye

Bar
30% of Sales


Raspberry Crush


Sake Sangria


Passion Fruit Gin Sling

Affordable Dining Experience

KONA GRILL
kitchen • sushi • cocktails

Average check without alcohol compares favorably to competition



Average check with and without alcohol
$14.50
$11.31
$19.88
$17.20
$20.20
$17.57
$20.43
$12.42
$24.00
$18.48
$24.93
$19.45
$25.00
$17.50
$25.06
$21.30
$40.75
$29.79
$51.00
$32.75
BJ's
P.F. CHANG'S
The Cheesecake Factory
Yard House
BONEFISH GRILL
BRIO
KONA GRILL
JOE'S CRAB SHACK
Seasons 52
DEL FRISCO'S GRILLE

Source: SEC filings, investor presentations, analyst research
Note: Average check for P.F. Chang's reflects 2015 data per analyst research

Loyal User Base

KONA GRILL
kitchen • sushi • cocktails

Exceptional Customer Loyalty

- More than 50% of guests are categorized as medium to heavy users
- 17% of guests dine with Kona at least once every 10 days

Guest Usage*	KONA GRILL	Casual Dining Industry Range
Heavy	17%	10-15%
Medium	37%	16-30%
Light	46%	55-60%

*Visits in last 90 days:
Heavy: 9+
Medium: 4-8
Light: Less than 3


KONA GRILL
Fort Worth, Texas

Focused Marketing

KONA GRILL
kitchen • sushi • cocktails

Electronic Media

- Social marketing (Yelp, Instagram, Facebook, Twitter)
- SEO/SEM
- Loyalty club emails

Loyalty Club

KONAVORE™

- 245,000+ members
- Drive traffic by keeping Kona top of mind

Local Market Engagement

- PR
- Direct marketing
- Charity sponsorship
- Concierge program

Promoting Our Brand

KONA GRILL
kitchen • sushi • cocktails

National Footprint with Significant Room to Grow

KONA GRILL
kitchen • sushi • cocktails

- 36 restaurants across 19 states and Puerto Rico
- ***Significant nationwide opportunity given demonstrated portability of the brand***



Boise
Minneapolis
Eden Prairie
Troy
Stamford
Woodbridge
Lincolnshire
Carmel
Columbus
(Nov 2014)
Omaha
Oak Brook
Baltimore
Denver
Fairfax
Arlington (Jun 2015)
Las Vegas (Strip)
(Nov 2015)
Kansas City
Cincinnati
(Oct 2015)
Richmond
Summerlin
El Segundo
Irvine
Nashville
Phoenix
Scottsdale
Chandler
Gilbert
Waikiki
Huntsville
Alpharetta
(Oct 2014)
Plano (May 2015)
Fort Worth
Dallas
El Paso
(Jun 2014)
Austin
The Woodlands
Baton Rouge
Winter Park
San Antonio
Houston
Tampa
San Antonio
(NorthStar)
Friendswood
(Opens Dec 2015)
Sarasota
(Oct 2014)
San Juan, PR
(Mar 2015)
Miami
(Oct 2015)
Comp base restaurants
Recently opened restaurants
Executed lease for 2016-2017 opening

Significant Growth Opportunity

Substantial Runway vs. Leading Polished Casual Incumbents



Current Domestic Units
Meaningful White Space Opportunity for Additional Kona Grill Restaurants
21
36
43
62
116
138
168
186
204
212
DEL FRISCO'S GRILLE
KONA GRILL
Yard House
BRAVO BRIO
JOE'S CRAB SHACK
BJ's
The Cheesecake Factory
P.F. CHANG'S
BONEFISH GRILL

Source: SEC filings, investor presentations, analyst research

Compelling Unit Level Economics

KONA GRILL
kitchen • sushi • cocktails

Quality site selection & effective execution can lead to superior returns…

($ in thousands)	**Comparable Units[1]**
Restaurant sales	$4,400
Net cash investment[2]	$2,500
Restaurant cash flow % margin	18% - 19%
Sales to Cash Investment Ratio	**1.7x**
Cash Return on Cash Investment	**31% - 33%**

1) Figures reflect averages for the 23 restaurants in the comparable base as of 12/31/14.
2) Net of landlord tenant improvement allowance & excluding pre-opening expenses.

Flexible Real Estate Options

KONA GRILL
kitchen • sushi • cocktails

- **Real Estate Type:**

Real Estate Type	Current Units
Lifestyle/entertainment centers	15
High traffic, upscale retail centers and shopping malls	10
Mixed use commercial/retail centers	8
Freestanding	3

  - Significant commercial, residential and daytime population

- Rigorous ROI review – target > 30%

- Prototype:
  - ~ 6,500 sq. ft.
  - ~ 280 seats


KONA GRILL

El Paso, Texas


KONA GRILL

Flexible Real Estate Options – Lifestyle Center: Alpharetta, GA

KONA GRILL
kitchen • sushi • cocktails




KONA GRILL
kitchen · sushi · cocktails



- $600 million mixed use development with 570,000 sq. ft. of shopping/dining and 750,000 sq. ft. of Class A office space
- Strong retail co-tenants
- Attractive, affluent demographics – 63% HH's within 7-mile radius have income greater than $75,000/yr.


WESTSIDE PARKWAY
OLD MILTON PARKWAY

Flexible Real Estate Options – Outdoor Mall: Irvine Spectrum

KONA GRILL
kitchen • sushi • cocktails





10 Miles
7 Miles
5 Miles
Irvine Spectrum Center®
Main Place
The Block at Orange
The Market Place
The District at Tustin Legacy
South Coast Plaza
Laguna Hills Mall
The Shops at Mission Viejo
Fashion Island®
Center
Distance From ISC (miles)
Shops at Mission Viejo 7.9
Laguna Hills Mall 3.2
Fashion Island® 7.8
South Coast Plaza 8.3
The Block at Orange 11.2
Main Place 10.5
The District at Tustin Legacy 5.6
The Market Place 5.8



- Leading retail center with 15 million annual visitors, half the visits include dining
- 500,000 average daily traffic
- 11,000 homes and 14,000 apartments planned within 3-mile radius
- Household income 2.1x the national avg.



Flexible Real Estate Options – Mall: Las Vegas-Strip

KONA GRILL
kitchen • sushi • cocktails





RESTAURANT TENANT 2
RESTAURANT TENANT 1
SOUTH PYLON TENANT

- 40 million guests annually to the Las Vegas Strip; 22,000+ conventions per year
- Street-level location in Fashion Show Mall, across from Wynn and Encore properties
- Fashion Show averages $1,100+ per sq. ft.
- 85% of Fashion Show visitors are from out-of-town and have avg. income of $103,000



FASHIONSHOW

Flexible Real Estate Options – Mall: Miami/Dolphin





- 36 million guests; 1.4 million sq. ft.
- Significant trade area with 2 million residents and heavy tourist traffic
- Average daily traffic count exceeds 275,000
- Approximately 200,000 HHs with income greater than $75,000



Flexible Real Estate Options – Mixed Use/Retail: Fort Worth


KONA GRILL




- Destination center with attractive population density and target average age
- Wide variety of traffic in the heart of the city
- 5 million yearly guests visit nearby Cultural District
- Approximately 280,000 HHs within 10 miles with average income ~ $65,000


W. 7TH STREET
CROCKETT STREET
MORTON STREET
LUCKY STRIKE

New Design Panoramic Tour Alpharetta – Exterior View

KONA GRILL
kitchen • sushi • cocktails


KONA GRILL
kitchen · sushi · cocktails

New Design Panoramic Tour
San Juan – Bar & Patio

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
San Juan – Outdoor Patio

KONA GRILL
kitchen • sushi • cocktails


KONA GRILL
kitchen · sushi · cocktails

New Design Panoramic Tour
Fort Worth – Rooftop Patio

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour- Arlington - Dining Room

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Arlington - Private Dining Room

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Plano – Sushi Bar

KONA GRILL
kitchen • sushi • cocktails



International Franchising Initiative

KONA GRILL
kitchen • sushi • cocktails

- **Growth initiative a result of:**
  - Significant unsolicited interest from well-capitalized and experienced hospitality franchise operators
  - Opportunity to leverage a proven and portable Kona Grill brand
  - Opportunity to put minimal capital at risk relative to U.S unit development in pursuit of high margin royalty revenues
- **Hired VP of International Development with over 20 years experience, including:**
  - Grew Chuck E. Cheese international franchise unit count from 0 to 36
  - From 1997 to 2009 helped drive international growth of TGI Friday's
  - Worked with franchise partners in over 50 countries
- **Signed letter of intent for the Middle East; development agreement in process**
- **First international location projected for late 2016**

Experienced Senior Leadership Team*

KONA GRILL kitchen • sushi • cocktails

Name and Position	Biography
Berke Bakay President & Chief Executive Officer	▪ Largest shareholder (12% of company) ▪ President & CEO since 2012 ▪ Board member since 2009
Christi Hing Chief Financial Officer	▪ 9+ years with Kona ▪ 18 years of finance and accounting experience
Marci Rude VP of Development	▪ 22+ years of commercial real estate experience ▪ Instrumental in PF Chang's Bistro growth phase
Jenny Elkins VP of Operations	▪ 13+ years with Kona ▪ Previous roles include Senior Director of Training, District Manager and General Manager
Chris Moran VP of Food and Beverage	▪ 27+ years of restaurant industry experience ▪ Roles of increasing responsibilities, including Corporate Executive Chef - Redstone American Grill
Carlos de León VP of International Development	▪ 20+ years of international restaurant development ▪ Development of over 125 franchise locations in 50+ countries

** Insider ownership of 24% as of November 30, 2015*

Key Takeaways

- Unique growth concept; **differentiated upscale, polished casual**
  - 50%+ of sales from sushi and bar
  - Successful execution in 4 dayparts & 3 distinct businesses
- National portability, flexible real estate options, international opportunity
- Industry-leading unit economics
- Strong cash-on-cash returns
- Well-capitalized balance sheet
- Significant insider ownership
- **20% unit growth planned for next several years**

KONA GRILL
kitchen • sushi • cocktails

FINANCIAL OVERVIEW

Restaurant Sales

KONA GRILL
kitchen • sushi • cocktails


$ in millions
21% Growth
$82.7
$93.7
$96.0
$98.3
$119.1
$136.5
2010
2011
2012
2013
2014
LTM (1)

(1) LTM for 12 months ended 9/30/2015

Restaurant Operating Profit Margin

KONA GRILL
kitchen • sushi • cocktails



14.7%
17.8%
18.8%
18.9%
18.4%
19.0%
18.0%
18.3%
16.8%
Remodeled and 2 new units had ~50 bps impact
Denver landlord construction and 5 new units had ~100 bps impact
Denver remodel and 6 new units had ~150 bps impact
2010
2011
2012
2013
2014
LTM (1)

(1) LTM for 12 months ended 9/30/2015

Adjusted G&A Expenses as % of Restaurant Sales



8.1%
1 New Unit Opened
7.8%
7.0%
7.4%
2 New Units Opened
8.4%
5 New Units Opened
8.5%
6 New Units Opened
2010
2011
2012
2013
2014(2)
LTM(1)(2)

(1) LTM for 12 months ended 9/30/2015
(2) Includes additions to headcount to support growth initiatives
Note: Adjusted G&A excludes separation, 123R, activist shareholder activities.

Adjusted EBITDA


$ in millions
$5.6
$8.8
$11.4
$10.8
$11.5
$11.5
CAGR 2010-2014: 20%
2010
2011
2012
2013
2014 (2)
LTM (1)(2)

(1) LTM for 12 months ended 9/30/2015
(2) Includes additions to headcount to support growth initiatives
Note: Adjusted EBITDA excludes non-cash stock-based compensation and preopening expense

Strong New Unit Sales Performance

KONA GRILL
kitchen • sushi • cocktails



Comp Units
Non-Comp Units
$105,000
$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
4Q 13
1Q 14
2Q 14
3Q 14
4Q 14
1Q 15
2Q 15
3Q 15

AWS Differential of Non-Comp Relative to Comp Base:

4Q 13	128%
1Q 14	94%
2Q 14	92%
3Q 14	111%
4Q 14	104%
1Q 15	93%
2Q 15	98%
3Q 15	98%

Expectation: Initial AWS at 90% of Comp Base



Period Restaurant Opened
Boise
The Woodlands
Fort Worth
El Paso
Sarasota
Alpharetta
Columbus
San Juan
Plano
Arlington
New Retail Development
Existing Retail Development/Mixed Use/Commercial

Two-Year Same-Store Sales Stack vs. Casual Dining Industry

KONA GRILL
kitchen • sushi • cocktails

Continued Outperformance vs. Peers*


9.0%
7.0%
5.0%
3.0%
1.0%
-1.0%
-3.0%
-5.0%
Kona Grill
Knapp-Track Casual Dining Index
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15

Source: Knapp-Track
* Based upon company research

Unit Growth Rate vs. SSS



2015E Unit Growth
25%
20%
15%
10%
5%
0%
-5%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
2015 YTD SSS

(1) Bloomin' Brands Inc. plans to decelerate Bonefish unit development per Q3 2015 earnings and investor update conference call.

Sources: Company filings, Company investor presentations, equity research estimates

LTM Restaurant Operating Profit Margin. vs Peers


19.5%
19.2%
18.3%
16.8%
Denver remodel and 6 new units had ~150 bps impact
15.4% (2)
15.0%
14.4%
10.5% (1)
BJ's
The Cheesecake Factory
KONA GRILL
BONEFISH GRILL
BRAVO BRIO RESTAURANT GROUP
DEL FRISCO'S GRILLE
JOE'S CRAB SHACK

Note: Restaurant Operating Profit Margin is defined as Restaurant Sales less COGS, Labor, Operating Expenses and Occupancy and excludes Pre-Opening Expenses
(1) Represents estimate of 2014 and YTD 2015 general and administrative expense allocated to restaurant operations.
(2) Includes 400 bps reduction for estimated marketing costs, and includes other Bloomin' Brand concepts

Capitalization

Kona Grill kitchen • sushi • cocktails

Select Balance Sheet Items

$Millions	December 31, 2014	September 30, 2015
Cash & cash equivalents	$36.6	$15.8
Long-term debt	$0.0	$0.0

- $35.0M credit facility with interest rates at LIBOR + 1.5%-2.5%

Focused on Growth

KONA GRILL
kitchen • sushi • cocktails

- Build a **premier polished casual concept**
- Take brand to the **next phase of growth**
  - Planned unit growth of 23% in 2015 and 20% for next several years
  - Top quartile restaurant operating margins
  - Strong SSS momentum: positive growth in 19 of last 20 quarters
  - 2 units opened in 2013; 5 opened in 2014; 6 open, 1 more planned for 2015
  - 9 leases in hand for 2016-2017 and several leases under negotiation
- **Early-stage international franchise development**
- **Disciplined ROI focus**

Investment Highlights

KONA GRILL
kitchen • sushi • cocktails



Sophisticated Polished Casual Dining Experience
Exceptional Food Quality with Innovative Menu Selections
Distinctive Atmosphere and Diverse Menu Mix
Substantial White Space for Domestic and International Growth
Strong Unit Economics
Seasoned Restaurant Operations Team
Dedicated Management Team with Significant Insider Ownership
KONA GRILL
kitchen • sushi • cocktails